UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021 (January 26, 2021)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On January 26, 2021, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and twelve months ended December 31, 2020. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2020	2020	2019	2020	2019

Core non-interest expense:
Total non-interest expense	$33,250	$34,315	$33,521	$133,695	$137,250
Less: acquisition-related expenses	77	335	65	489	7,287
Less: pension settlement charges	4	531	—	1,054	—
Less: severance expenses	771	192	270	1,055	270
Less: COVID-19 related expenses	126	148	—	1,332	—
Core non-interest expense	$32,272	$33,109	$33,186	$129,765	$129,693

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2020	2020	2019	2020	2019

Efficiency ratio:
Total non-interest expense	$33,250	$34,315	$33,521	$133,695	$137,250
Less: amortization of other intangible assets	909	857	888	3,223	3,359
Adjusted total non-interest expense	32,341	33,458	32,633	130,472	133,891

Total non-interest income	16,501	16,770	17,163	63,672	64,274
Less: net gain on investment securities	—	2	94	655	164
Add: net loss on investment securities	(751)	—	—	(1,023)	—
Add: net loss on asset disposals and other transactions	(53)	(28)	(229)	(290)	(782)
Total non-interest income, excluding net gains and losses	17,305	16,796	17,298	64,330	64,892

Net interest income	34,308	35,119	35,121	138,923	140,838
Add: fully tax-equivalent adjustment (a)	251	262	287	1,054	1,068
Net interest income on a fully tax-equivalent basis	34,559	35,381	35,408	139,977	141,906

Adjusted revenue	$51,864	$52,177	$52,706	$204,307	$206,798

Efficiency ratio	62.36%	64.12%	61.92%	63.86%	64.74%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$32,272	$33,109	$33,186	$129,765	$129,693
Less: amortization of other intangible assets	909	857	888	3,223	3,359
Adjusted core non-interest expense	31,363	32,252	32,298	126,542	126,334

Adjusted revenue	$51,864	$52,177	$52,706	$204,307	$206,798

Efficiency ratio adjusted for non-core items	60.47%	61.81%	61.28%	61.94%	61.09%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2020	2020	2020	2020	2019

Tangible equity:
Total stockholders' equity	$575,673	$566,856	$569,177	$583,721	$594,393
Less: goodwill and other intangible assets	184,597	185,397	176,625	177,447	177,503
Tangible equity	$391,076	$381,459	$392,552	$406,274	$416,890

Tangible assets:
Total assets	$4,760,764	$4,911,807	$4,985,819	$4,469,120	$4,354,165
Less: goodwill and other intangible assets	184,597	185,397	176,625	177,447	177,503
Tangible assets	$4,576,167	$4,726,410	$4,809,194	$4,291,673	$4,176,662

Tangible book value per common share:
Tangible equity	$391,076	$381,459	$392,552	$406,274	$416,890
Common shares outstanding	19,563,979	19,721,783	19,925,083	20,346,843	20,698,941

Tangible book value per common share	$19.99	$19.34	$19.70	$19.97	$20.14

Tangible equity to tangible assets ratio:
Tangible equity	$391,076	$381,459	$392,552	$406,274	$416,890
Tangible assets	$4,576,167	$4,726,410	$4,809,194	$4,291,673	$4,176,662

Tangible equity to tangible assets	8.55%	8.07%	8.16%	9.47%	9.98%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2020	2020	2019	2020	2019

Pre-provision net revenue:
Income before income taxes	$24,836	$12,846	$17,627	$42,646	$65,358
Add: provision for credit losses	—	4,728	1,136	26,254	2,504
Add: loss on OREO	119	—	44	120	98
Add: loss on investment securities	751	—	—	368	—
Add: loss on other assets	—	43	188	170	692
Less: recovery for credit losses	7,277	—	—	—	—
Less: gain on OREO	—	15	—	—	—
Less: gain on investment securities	—	2	94	—	164
Less: gain on other assets	66	—	3	—	8
Pre-provision net revenue	$18,363	$17,600	$18,898	$69,558	$68,480

Total average assets	4,837,978	4,906,614	4,350,414	4,739,289	4,222,482

Pre-provision net revenue to total average assets (annualized)	1.51%	1.43%	1.72%	1.47%	1.62%
Weighted-average common shares outstanding – diluted	19,442,284	19,637,689	20,599,127	19,843,806	20,273,725
Pre-provision net revenue per common share – diluted	$0.94	$0.90	$0.91	$3.49	$3.36
(a)On January 1, 2020, Peoples adopted ASU 2016-13 and adopted the CECL model. Prior to the adoption of CECL, the provision for (recovery of) credit losses was the "provision for (recovery of) loan losses." The provision for credit losses includes changes related to the allowance for credit losses on loans, which includes purchased credit deteriorated loans, held-to-maturity investment securities, and the unfunded commitment liability.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2020	2020	2019	2020	2019

Annualized net income adjusted for non-core items:
Net income	$20,573	$10,210	$14,860	$34,767	$53,695
Add: net loss on investment securities	751	—	—	368	—
Less: tax effect of loss on investment securities (a)	158	—	—	77	—
Less: net gain on investment securities	—	2	94	—	164
Add: tax effect of net gain on investment securities (a)	—	—	20	—	34
Add: net loss on asset disposals and other transactions	53	28	229	290	782
Less: tax effect of net loss on asset disposals and other transactions (a)	11	6	48	61	164
Add: acquisition-related costs	77	1,305	65	1,459	7,530
Less: tax effect of acquisition-related costs (a)	16	274	14	306	1,581
Add: severance expenses	771	192	140	1,055	270
Less: tax effect of severance expenses (a)	162	40	29	222	57
Add: pension settlement charges	4	531	—	1,054	—
Less: tax effect of pension settlement charges (a)	1	112	—	221	—
Add: COVID-19-related expenses	126	148	—	1,332	—
Less: tax effect of COVID-19-related expenses (a)	26	31	—	280	—
Net income adjusted for non-core items	$21,981	$11,949	$15,129	$39,158	$60,345

Days in the period	92	92	92	366	365
Days in the year	366	366	365	366	365
Annualized net income	$81,845	$40,618	$58,955	$34,767	$53,695
Annualized net income adjusted for non-core items	$87,446	$47,536	$60,023	$39,158	$60,345
Return on average assets:
Annualized net income	$81,845	$40,618	$58,955	$34,767	$53,695
Total average assets	$4,837,978	$4,906,614	$4,350,414	$4,739,289	$4,222,482
Return on average assets	1.69%	0.83%	1.36%	0.73%	1.27%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$87,446	$47,536	$60,023	$39,158	$60,345
Total average assets	$4,837,978	$4,906,614	$4,350,414	$4,739,289	$4,222,482
Return on average assets adjusted for non-core items	1.81%	0.97%	1.38%	0.83%	1.43%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2020	2020	2019	2020	2019

Annualized net income excluding amortization of other intangible assets:
Net income	$20,573	$10,210	$14,860	$34,767	$53,695
Add: amortization of other intangible assets	909	857	888	3,223	3,359
Less: tax effect of amortization of other intangible assets (a)	191	180	186	677	705
Net income excluding amortization of other intangible assets	$21,291	$10,887	$15,562	$37,313	$56,349

Days in the period	92	92	92	366	365
Days in the year	366	366	365	366	365
Annualized net income	$81,845	$40,618	$58,955	$34,767	$53,695
Annualized net income excluding amortization of other intangible assets	$84,701	$43,311	$61,741	$37,313	$56,349

Average tangible equity:
Total average stockholders' equity	$566,292	$567,055	$591,112	$575,386	$566,123
Less: average goodwill and other intangible assets	185,093	185,816	178,163	181,526	173,529
Average tangible equity	$381,199	$381,239	$412,949	$393,860	$392,594

Return on average stockholders' equity ratio:
Annualized net income	$81,845	$40,618	$58,955	$34,767	$53,695
Average stockholders' equity	$566,292	$567,055	$591,112	$575,386	$566,123

Return on average stockholders' equity	14.45%	7.16%	9.97%	6.04%	9.48%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$84,701	$43,311	$61,741	$37,313	$56,349
Average tangible equity	$381,199	$381,239	$412,949	$393,860	$392,594

Return on average tangible equity	22.22%	11.36%	14.95%	9.47%	14.35%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 8.01     Other Events

On January 29, 2021, Peoples Bancorp Inc. (“Peoples”) issued a press release announcing that on January 28, 2021, the Peoples Board of Directors authorized a new share repurchase program authorizing Peoples to purchase, from time to time, up to an aggregate of $30 million of its outstanding common shares. This new share repurchase program replaces the prior share repurchase program approved by the Peoples Board of Directors on February 27, 2020, which had authorized Peoples to purchase up to an aggregate of $40 million of its outstanding common shares and was terminated on January 28, 2021, with an aggregate of $28.4 million of Peoples common shares having been purchased through the termination date. The press release is filed herewith as Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 26, 2021 to discuss results of operations for the quarter and twelve months ended December 31, 2020
99.2	News Release issued by Peoples Bancorp Inc. on January 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 29, 2021	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer